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                                                                    EXHIBIT 23



                        INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the registration statement of Code-Alarm, Inc. and subsidiaries on Form S-8 of our report dated April 12, 1996 appearing in this Annual Report on Form 10-K of Code-Alarm, Inc. and subsidiaries for the year ended December 31, 1995.


Deloitte & Touche LLP

Deloitte & Touche LLP
Detroit, Michigan
April 12, 1996